NYSE: SGI M a y 2 0 2 6

Global Scale, Vertical Integration: World’s leading bedding company with end-to-end capabilities from design and manufacturing to retail. Omnichannel Reach & Iconic Brands: Portfolio of trusted brands and products, reaching consumers wherever they shop – online, in 2,800+ stores, and through a robust wholesale network. Relentless Innovation & Consumer Insight: Industry-leading R&D, marketing investment, and consumer access fuel product differentiation and demand as sleep becomes ever more central to health and wellness. Operational Excellence & Leverage: Structural advantages drive superior efficiency and cash flow. Resilient Cash Generation & Disciplined Capital Allocation: Robust free cash flow and strong balance sheet supports business reinvestment, acquisitions, and shareholder returns. Connected, Proven Leadership: Seasoned management team with track record of driving execution and growth across all business units. SOMNIGROUP INVESTMENT THESIS 2 Poised for Industry Recovery: positioned to grow sales and drive value as the $120 billion1 global bedding market rebounds.

High-level strategic direction • Corporate governance • Capital allocation Tactical go-to-market strategy • Operational excellence • Passionate customer service SOMNIGROUP’S STRUCTURE 3

SOMNIGROUP 4 CONSUMER-CENTRIC INNOVATION DIVERSIFIED PORTFOLIO MANUFACTURING & LOGISTICS OMNI-CHANNEL RETAIL • Advanced R&D capabilities driving continuous solutions-based innovation • Diverse brand portfolio includes highly recognized brands • Global manufacturing footprint with advanced manufacturing and logistics capabilities • Leading bedding retailer in the U.S. and UK • Integrated brick- and-mortar and e-commerce ecosystem The world’s leading bedding company, dedicated to enriching people’s lives through the power of a great night’s sleep.

SOMNIGROUP 5 Optimize investments in sleep technology Improve targeted innovation Drive advertising share of voice Enhance consumer outcomes Accelerate continuous feedback loop Uniquely positioned to optimize consumer experience

SOMNIGROUP’S VERTICALLY INTEGRATED STRATEGY 6 160+ OPERATIONS FACILITIES W I T H 2,800+ RETAIL STORES 20,000 associates Manufacturing and R&D facilities Distribution centers Logistics fleet Mattress Firm retail stores Dreams retail stores Tempur® retail stores E-commerce platforms SOMNIGROUP ECOSYSTEM

DIRECT TO CONSUMER as a percentage of TOTAL SALES SOMNIGROUP’S JOURNEY TO VERTICAL RETAILER 7 4% 4% 7% 9% 13% 13% 18% 23% 24% 25% 63% 66% 0% 10% 20% 30% 40% 50% 60% 70% 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025* 1Q26 *Somnigroup acquired Mattress Firm in February 2025.

KINDRA BELLIS EVP, CIO DAVID MONTGOMERY EVP, GLOBAL BUSINESS DEVELOPMENT SOMNIGROUP EXECUTIVE TEAM 8 SCOTT THOMPSON CHAIRMAN, CEO CLIFF BUSTER CEO STEVE RUSING CEO JONATHAN HIRST CEO TOM MURRAY EVP, CMO KINDEL NUÑO EVP, CHRO, GC BHASKAR RAO EVP, CFO

SOMNIGROUP’S ROBUST CAPITAL ALLOCATION 9 INVESTMENTS IN GROWTH INITIATIVES CAPITAL RETURNED TO SHAREHOLDERS $1B invested in our plants and processes to drive operations $5.6B invested in accretive M&A activities $2B invested in share repurchases $400M+ invested in quarterly dividends 2x-3x target leverage2 range supported by strong balance sheet 2020 - 2025

10 A Leading U.S. Bedding Retailer

OVERVIEW – MATTRESS FIRM 11 LEADING OMNICHANNEL U.S. RETAILER 2,100+ brick-and-mortar retail stores integrated with e- commerce and sleep education platforms to enable a seamless consumer purchase journey STRONG CONSUMER ENGAGEMENT Robust consumer touchpoints with deep insight into evolving preferences to optimize the consumer purchase journey and sustain consumer loyalty EXCEPTIONAL RETAIL TALENT 5,400+ highly trained retail sales associates facilitate an educational and effective end-to-end consumer purchase journey DIVERSIFIED PRODUCT OFFERING Leading brands and complementary private labels provide a range of innovative consumer solutions

RETAIL FOOTPRINT

- 2,100+ owned retail stores across 45 states
- Integrated e-commerce capabilities with 75M+ website visitors[3] annually

Geographic Footprint



WA
OR
CA
ID
NV
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MS
MI
IN
KY
TN
AL
OH
WV
VA
NC
SC
GA
FL
PA
NY
VT
NH
ME
MA
RI
CT
NJ
DE
MD
DC
AK
Owned or owned + franchised locations
Franchised locations

MATTRESS FIRM

SOMNIGROUP

12

MATTRESS FIRM'S DIVERSIFIED PRODUCT OFFERINGS

Somnigroup Brands and Private Label

- A leading retailer of Tempur-Pedic®, Sealy®, and Stearns & Foster® branded products
- Retails Sleepy's® and tulo® private label bedding manufactured by Tempur Sealy

Other Leading Brands and Private Labels

- A leading retailer of Beautyrest®, Nectar®, Serta®, Simmons®, DreamCloud®, Kingsdown®, Ashley®, and Purple® branded products
- Retails tulo® private label bedding manufactured by third-party OEM

SOMNIGROUP BRANDS AND PRIVATE LABELS ARE EXPECTED TO REPRESENT A **LOW-60s PERCENTAGE** OF MATTRESS FIRM'S 2026 SALES[1]

MATTRESS FIRM

SOMNIGROUP 13

SCALE COMPETITIVE DIFFERENTIATORS 14 PRODUCT SELECTION Diverse and curated assortment CONVENIENCE Seamless experience nationwide on and offline RETAIL EXPERTISE Highly trained Sleep Experts EXPERIENCE Personalized to each consumer CONSUMER TOUCHPOINTS Data driven tools improving consumer outcomes LOGISTICS Accelerated order-to-deliver

SALES GROWTH OUTLOOK 15 Drive conversion and AOV through enhanced RSA training Invest in stores and products to improve consumer shopping experience Continuously align brick-and-mortar footprint to consumer demand Drive e-commerce traffic via strategic investments in digital marketing Leverage improving U.S. industry Develop compelling branded exclusive products and private brands

16 A Leading Global Manufacturer

OVERVIEW – TEMPUR SEALY 17 CORE COMPETENCIES GEOGRAPHICAL CONCENTRATION PRODUCTS SOLD IN 100+ COUNTRIES WORLDWIDE Consumer-Centric Innovation Leading Product Brands World-Class Manufacturing Integrated Marketing Extensive Logistics Capabilities ~70% Domestic ~30% International

COMPETITIVE DIFFERENTIATORS 18 ICONIC BRANDS Consumer preferred supported by advertising DIVERSE PORTFOLIO Wide range of price points and technologies GLOBAL MANUFACTURING Extensive capabilities across 70+ plants LOGISTICS Global integrated logistics operations R&D Advanced in-house technology and product development MARKETING Fully integrated data-driven marketing initiatives SCALE

BRAND PORTFOLIO 19 TEMPUR-PEDIC®: LEADING WORLDWIDE PREMIUM BEDDING BRAND Tempur-Pedic® uniquely adapts, supports, and aligns to you to deliver truly life- changing sleep. $2,200-$10,300* STEARNS & FOSTER®: HIGH-END-TARGETED BRAND The world’s finest beds that are made with exceptional materials, time-honored craftsmanship and impeccable design. $1,800-$6,500* SEALY®: #1 BEDDING BRAND1 Combines innovation, engineering and industry-leading testing to ensure quality and durability. $400-$3,000* PRIVATE LABEL OFFERINGS: CUSTOMIZED PRODUCT Offers products for the value-oriented consumer. *Retail prices for a standard queen mattress.

GLOBAL MANUFACTURING FOOTPRINT 20 73 manufacturing facilities 20 million sq. ft. of manufacturing and distribution operations 4 state-of-the-art product testing locations 110k sq. ft. R&D innovation Wholly owned (31) Joint Venture (9) Licensee (29)Tempur-Pedic® Facility (4)

TTM 1Q’26 Sales SUCCESSFUL OMNI-DISTRIBUTION PLATFORM 21 • Significant worldwide sales growth • Highly profitable • Direct customer relationships E-commerce • Luxury Tempur-Pedic® experiences • Operate approximately 425+ stores worldwide and expanding direct customer relationships • Highly profitable Company- Owned Stores • Third-party retailers are our largest distribution channel • Significant private label opportunity • Valued win-win relationships with retailers Wholesale NORTH AMERICA WHOLESALE NORTH AMERICA DIRECT-TO- CONSUMER *Eliminated on a consolidated basis in accordance with GAAP. **International Direct-to-Consumer sales includes Dreams sales. INTERNATIONAL DIRECT-TO-CONSUMER** INTERNATIONAL WHOLESALE NORTH AMERICA WHOLESALE INTERCOMPANY SALES TO MATTRESS FIRM* 43% 8%10% 17% 23%

KEY MARKETS 22 NORTH AMERICA • $45B1 bedding market • Historically strong bedding industry growth, emerging from a prolonged downturn* • Continued opportunities to expand through higher slot velocity, expansion into non- traditional channels, and growing DTC presence INTERNATIONAL • $75B1 bedding market • Highly fragmented • Historically solid bedding industry growth, emerging from a prolonged downturn • Opportunities for growth in existing and new international markets *See historical U.S. industry detail in Appendix.

SALES GROWTH OUTLOOK 23 Expand into OEM market. Grow wholesale through existing and new retail relationships. Invest in innovation to meet customer demand. Expand direct-to-consumer through e-commerce and company-owned stores. Invest in U.S. Sealy and Stearns & Foster® products and marketing.

Tempur Sealy fully mitigating expected financial impact of commodity inflation • Tempur Sealy U.S. and international modest pricing actions offsetting inflationary pressures tied to oil-derived inputs, including key chemicals, gasoline, and diesel • No net impact to FY2026 Tempur Sealy earnings: Modified seasonality as cost increases hit slightly before pricing actions are fully implemented, giving retailers time to adjust merchandising and advertising plans $(10M) Annualized pricing benefit to LFL global TSI sales* $100M *Tempur Sealy on a standalone basis before intercompany eliminations. 24 COMMODITY INFLATION & PRICING ACTIONS $10M Q2’26 2H’26 FY’26 $0M

25 A Leading UK Bedding Retailer

DIVERSIFIED PRODUCT OFFERING Multi-branded strategy comprised of in-house brands, Tempur Sealy brands, and third-party brands OVERVIEW – DREAMS 26 LEADING UK BEDDING RETAILER 225+ brick-and-mortar retail stores, 2,000+ colleagues, and an integrated e-commerce platform attracting over 18M visitors3 annually VERTICALLY INTEGRATED In-house manufacturing, distribution and logistics operations result in Dreams producing and delivering the majority of the product it sells GROWTH OPPORTUNITY Driving growth through leveraging its vertically integrated business model and broad brand range of offerings to meet consumer needs

FINANCIALS 27

66% 34% Direct Wholesale FIRST QUARTER PERFORMANCE 28 Three Months Ended Trailing Twelve Months (in millions, except percentages and per common share amounts) March 31, 2026 March 31, 2025 % Change March 31, 2026 March 31, 2025 % Change Net Sales $1,802 $1,605 12.3% $7,673 $5,346 43.5% Net Income $104 $(33) 414.8% $521 $275 85.4% Adjusted Net Income2 $125 $97 28.4% $592 $462 28.1% EBITDA2 $271 $78 245.7% $1,232 $740 66.5% Adjusted EBITDA2 $297 $248 19.7% $1,355 $974 39.2% GAAP EPS $0.49 $(0.17) 388.2% $2.45 $1.56 57.1% Adjusted EPS2 $0.59 $0.49 20.4% $2.79 $2.54 9.8% Q1 ‘26 Sales by Channel Adjusted EBITDA per credit facility is used to calculate leverage per the terms of our credit facility. Please refer to the appendix for a reconciliation of net income to adjusted EBITDA2 and adjusted EBITDA per credit facility2.

2026 OUTLOOK4 29 Expect full-year adjusted EPS2 between $3.00 and $3.40 guidance range Other Modeling Assumptions Depreciation & Amortization $315M Capital Expenditures $225M Interest Expense $230M U.S. Federal Tax Rate 25% Diluted Share Count 213M shares • The global bedding industry to be flat to slightly down year over year • We expect sales of approximately $7.8B at the midpoint • Consolidated adjusted gross margin to be slightly above 45% • Approximately $700M of advertising investments • Resulting in adjusted EBITDA2 of $1.45B at the midpoint $1.00 $1.94 $3.19 $2.60 $2.40 $2.55 $2.68 $3.20 $- $1.00 $2.00 $3.00 $4.00 2019 2020 2021 2022 2023 2024 2025 2026 Projected Adjusted EPS2 CAGR of 18% 2019-2026

MATTRESS FIRM ACQUISITION NET SYNERGIES[4]

Adjusted EBITDA[1,2] Impact	2025 Actual	2026 Target	2027 Target	Total
Sales Synergies	$60	$40	-	$100
Cost Synergies	$20	$65	$50	$135
Total	**$80**	**$105**	**$50**	**$235**

SALES SYNERGIES

- Mattress Firm is further aligning their merchandising to consumer demand
- As a result, we are realizing meaningful expansion in Tempur Sealy's balance of share at Mattress Firm, resulting in incremental Tempur Sealy EBITDA[2]
- We are also realizing an EBITDA[2] benefit from enhanced economics as Mattress Firm deepens relationships with key third-party suppliers

COST SYNERGIES

- Expanded scale and vertical integration drive operational efficiencies across sourcing, manufacturing, and logistics
- Enhanced visibility to consumer demand creates opportunities for agile supply chain management

SOMNIGROUP 30

LONG TERM PERSPECTIVE4 31 2026-2028 Adjusted EPS2 SALES TARGETS1 • We are targeting sales to grow at a compound annual rate of mid single digits between 2025 and 2028. • This indicates adjusted EPS2 would increase from $2.70 in 2025 to approximately $5.15 by 2028, a compound annual growth rate of 24%.$2.70 $3.20 $5.15 $0.00 $2.00 $4.00 $6.00 2025 2026 2028

CAPITAL STRUCTURE 32 • Leverage2 was 3.1x and liquidity was ~$873M as of 3/31/26 • We expect to return to our target leverage range of 2.0x to 3.0x • In 2026, we intend to begin to allocate approximately 50 percent of free cash flow to capital returns to shareholders in the form of dividends and share repurchases • Credit ratings o Fitch: BB+ o Moody’s: Ba2 o S&P: BB $427 $42 $56 $931 $90 $800 $800 $11 $15 $15 $15 $15 $1,160 0 500 1000 1500 2000 2500 2026 2027 2028 2029 2030 Thereafter Debt Maturities Revolving Credit Facility Term Loan A Securitized Debt 2029 Senior Notes 2031 Senior Notes Term Loan B

LEGGETT & PLATT AGREEMENT 33

34 Consideration • Total purchase price of approximately $2.5B, based on Somnigroup’s closing share price on April 10, 2026 • 100% stock consideration • Leggett & Platt shareholders will receive 0.1455 shares of Somnigroup common stock in exchange for each share of Leggett & Platt stock they own Expected Post- Closing Ownership¹ • Leggett & Platt’s shareholders will own approximately 9% of the combined company on a fully diluted basis Financial Impact • Expected to be accretive to adjusted EPS² before synergies in the first year post close • Expected to lower Somnigroup’s net financial leverage² and increase financial flexibility • Combination presents meaningful cost synergy opportunities with an expected net positive impact on adjusted EBITDA² of $50 million on a fully implemented annual run-rate basis, with approximately $10 million benefiting adjusted EBITDA² in the first twelve months post-closing Management & Governance • Leggett & Platt is expected to operate as a separate business unit within Somnigroup, similar to Tempur Sealy, Mattress Firm and Dreams • Leggett & Platt’s Chairman and CEO, Karl Glassman, will continue to lead Leggett & Platt following the closing date and will assist with a seamless transition to a new CEO of the Leggett & Platt business unit within twelve months of closing • Leggett & Platt to maintain its offices in Carthage, MO, and the combined company will continue to honor Leggett & Platt’s existing supply agreements with customers, including those in the bedding industry Timing & Approvals • Anticipated to close by year-end 2026 • Subject to the satisfaction of customary closing conditions, including approval by Leggett & Platt’s shareholders and receipt of applicable regulatory approvals TRANSACTION SUMMARY

Continues Vertical Integration Strategy, Enhancing Consumer-Centric Innovation Expands Addressable Market in Bedding and into Non-Bedding Industries Reduces Financial Leverage2 and Drives Operating Cash Flow Drives Immediate Adjusted EPS2 Accretion Before Synergies Creates Meaningful Synergy Opportunities 1 2 3 4 5 TRANSACTION RATIONALE 35

Thank you for your interest in For more information, please email: investor.relations@somnigroup.com 36

APPENDIX 37

U.S. HISTORICAL INDUSTRY VOLUMES1 38 U.S. Produced Mattress Units Source: ISPA, U.S. ITC, management estimates* We believe that imported mattresses have similarly declined in recent years. ** U.S. population is based on data from the U.S. Census Bureau. 18.1 20.1 20.9 22.5 24.3 23.5 23.6 23.5 24.1 24.7 20.4 18.0 16.7 15.9 4.5% 5.0% 5.5% 6.0% 6.5% 7.0% 7.5% 15.0 16.0 17.0 18.0 19.0 20.0 21.0 22.0 23.0 24.0 25.0 2009 20-year Trough 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 U .S . P ro d u ce d U n it s / U .S . P o p u la ti o n U .S . P ro d u ce d U n it s (M ill io n s) U.S. Produced Units* 10-Year Average 20-Year Trough (2009) U.S. Produced Units / U.S. Population**

SGI VIEW - U.S. MATTRESS INDUSTRY ANALYSIS1 39Source: ISPA, U.S. ITC, management estimates 10 15 20 25 30 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Total U.S. Produced Consumption in Units Trend Line (Based on 2011–2021 CAGR)

40 SUSTAINABILITY INITIATIVES Environmental • Progressed towards our goal of achieving carbon neutrality by 2040 through reducing greenhouse gas emissions at our wholly owned manufacturing and logistics operations by 2% compared to the prior year* • Maintained zero waste to landfill status at all our U.S. and European manufacturing operations and made progress towards our goal to achieve zero waste to landfill status at 100% of our corporate offices and R&D labs by 2025 • Launched a program to track greenhouse gas emissions within our U.S. retail operations, a key milestone in our path to carbon neutrality by 2040 Purpose • Awarded #1 in Customer Satisfaction for both the Online Purchase and Retail Purchase segments in the J.D. Power 2024 U.S. Mattress Satisfaction Study for our Tempur-Pedic brand for the fourth consecutive year for the online category and fifth time in six years for the retail category • Continued to deliver industry-leading advancements, providing consumers with access to better sleep quality through a diverse portfolio of products, price points, and technologies • Contributed over $29 million in product and monetary donations to charitable causes People • Embedded sustainability performance as a factor in executive leadership’s 2024 compensation program • Invested in employee training, professional development, and satisfaction with a variety of initiatives that led to obtaining an Engagement Score of 75% on a comprehensive survey of employee sentiment, surpassing the industry average by 4% • Continued to implement a comprehensive set of employee health and safety initiatives, resulting in improved manufacturing and logistics employee health metrics *This excludes the impact of the new Crawfordsville facility opened in late 2023. Including the impact of new facilities, we reduced greenhouse gas emissions at our wholly owned manufacturing and logistics operations by 0.5% compared to the prior year. The impact of acquisitions will be integrated into our Corporate Responsibility disclosures and initiatives 24 months after closing. 2025 Updates

FORWARD-LOOKING STATEMENTS

This investor presentation contains statements regarding the Company's expectations of future performances, statements relating to the Company's expectations regarding the Mattress Firm acquisition and the pending Leggett & Platt acquisition, integration of acquired companies with our business (including Mattress Firm and Leggett & Platt), the Company's quarterly cash dividend, the Company's expectations regarding geopolitical events (including the war in Ukraine, the war in the Middle East, and any related effect on pricing, sales, and supply of materials), the Company's share repurchase targets, the Company's expectations regarding net sales and adjusted EPS for 2026 and subsequent periods and the Company's expectations for increasing sales growth, product launches, channel growth, acquisitions and commodities outlook, expectations regarding the imposition of new tariffs and retaliatory tariffs, increases in existing tariffs and other changes in trade policy and regulations, changes in tax laws generally, including the H.R. 1 bill, a potential U.S. government shutdown and its effect on sales and supply of materials, and expectations regarding supply chain disruptions and the macroeconomic environment. Any forward-looking statements contained herein are based upon current expectations and beliefs and various assumptions. There can be no assurance that the Company will realize these expectations, meet its guidance, or that these beliefs will prove correct.

Numerous factors, many of which are beyond the Company's control, could cause actual results to differ materially from any that may be expressed herein as forward-looking statements. These potential risks include the factors discussed in the Company's Annual Report on Form 10-K for the year ended December 31, 2025. There may be other factors that may cause the Company's actual results to differ materially from the forward-looking statements. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made.

Note Regarding Historical Financial Information:
In this investor presentation we provide or refer to certain historical information for the Company. For a more detailed discussion of the Company's financial performance, please refer to the Company's SEC filings.

Note Regarding Trademarks, Trade Names, and Service Marks:
TEMPUR®, Tempur-Pedic®, the Tempur-Pedic & Reclining Figure Design®, TEMPUR-Adapt®, TEMPUR-ProAdapt®, TEMPUR-LuxeAdapt®, TEMPUR-ProBreeze®, TEMPUR-LuxeBreeze®, TEMPUR-Cloud®, TEMPUR-Contour™, TEMPUR-Rhapsody™, TEMPUR-Flex®, THE GRANDBED BY Tempur-Pedic®, TEMPUR-Ergo®, TEMPUR-UP™, TEMPUR-Neck™, TEMPUR-Symphony™, TEMPUR-Comfort™, TEMPUR-Traditional™, TEMPUR-Home™, Sealy®, Sealy Posturepedic®, Stearns & Foster®, COCOON by Sealy™, SealyChill™, Clean Shop Promise®, Mattress Firm®, and Sleepy's® are trademarks, trade names, or service marks of Somnigroup International Inc., and/or its subsidiaries. All other trademarks, trade names, and service marks in this presentation are the property of the respective owners.

Limitations on Guidance: The guidance included herein is from or supplemental to the Company's press release and related earnings call on May 7, 2026. The Company is neither reconfirming this guidance as of the date of this investor presentation nor assuming any obligation to update or revise such guidance. See above.

SOMNIGROUP 41

42 In this investor presentation and certain of its press releases and SEC filings, the Company provides information regarding adjusted net income, adjusted EPS, EBITDA, adjusted EBITDA, free cash flow, consolidated indebtedness less netted cash, and leverage, which are not recognized terms under U.S. Generally Accepted Accounting Principles (“GAAP”) and do not purport to be alternatives to net income and earnings per share as a measure of operating performance, an alternative to cash provided by operating activities as a measure of liquidity, or an alternative to total debt. The Company believes these non-GAAP measures provide investors with performance measures that better reflect the Company’s underlying operations and trends, including trends in changes in margin and operating expenses, providing a perspective not immediately apparent from net income and operating income. The adjustments management makes to derive the non-GAAP measures include adjustments to exclude items that may cause short-term fluctuations in the nearest GAAP measure, but which management does not consider to be the fundamental attributes or primary drivers of the Company’s business. The Company believes that exclusion of these items assists in providing a more complete understanding of the Company’s underlying results from continuing operations and trends, and management uses these measures along with the corresponding GAAP financial measures to manage the Company’s business, to evaluate its consolidated and business segment performance compared to prior periods and the marketplace, to establish operational goals and management incentive goals, and to provide continuity to investors for comparability purposes. Limitations associated with the use of these non-GAAP measures include that these measures do not present all the amounts associated with the Company’s results as determined in accordance with GAAP. These non-GAAP measures should be considered supplemental in nature and should not be construed as more significant than comparable measures defined by GAAP. Because not all companies use identical calculations, these presentations may not be comparable to other similarly titled measures of other companies. For more information regarding the use of these non-GAAP financial measures, please refer to the reconciliations on the following pages and the Company’s SEC filings. EBITDA and Adjusted EBITDA A reconciliation of the Company’s GAAP net income to EBITDA and adjusted EBITDA per credit facility is provided on the subsequent slides. Management believes that the use of EBITDA and adjusted EBITDA per credit facility provides investors with useful information with respect to the Company’s operating performance and comparisons from period to period as well as the Company’s compliance with requirements under its credit agreement. Adjusted Net Income and Adjusted EPS A reconciliation of the Company’s GAAP net income to adjusted net income and a calculation of adjusted EPS are provided on subsequent slides. Management believes that the use of adjusted net income and adjusted EPS also provides investors with useful information with respect to the Company’s operating performance and comparisons from period to period. Forward-looking Adjusted EPS is a non-GAAP financial measure. The Company is unable to reconcile this forward-looking non-GAAP measure to EPS, its most directly comparable forward-looking GAAP financial measure, without unreasonable efforts, because the Company is currently unable to predict with a reasonable degree of certainty the type and extent of certain items that would be expected to impact EPS in 2026. Leverage Consolidated indebtedness less netted cash to adjusted EBITDA per credit facility, which the Company may refer to as leverage, is provided on a subsequent slide and is calculated by dividing consolidated indebtedness less netted cash, as defined by the Company’s senior secured credit facility, by adjusted EBITDA per credit facility. The Company provides this as supplemental information to investors regarding the Company’s operating performance and comparisons from period to period, as well as general information about the Company's progress in managing its leverage. USE OF NON-GAAP FINANCIAL MEASURES INFORMATION

Three Months Ended (in millions, except per share amounts) March 31, 2026 March 31, 2025 Net income (loss) $ 104.2 $ (33.1) Business combination charges (1) 13.9 — Legal and other charges (2) 8.6 — Transaction costs (3) 3.6 51.9 Acquisition-related costs (4) — 114.2 Transaction-related interest expense (5) — 6.8 Supply chain transition costs (6) — 3.5 Adjusted income tax provision (7) (5.8) (46.3) Adjusted net income $ 124.5 $ 97.0 Adjusted earnings per common share, diluted $ 0.59 $ 0.49 Diluted shares outstanding 212.6 198.9 43 QTD ADJUSTED NET INCOME2 AND ADJUSTED EPS2 *For a reconciliation net income to adjusted net income and adjusted EPS in prior reporting periods, please refer to the Company’s SEC filings.

44 QTD ADJUSTED NET INCOME2 AND ADJUSTED EPS2 *For a reconciliation net income to adjusted net income and adjusted EPS in prior reporting periods, please refer to the Company’s SEC filings. (1) In the first quarter of 2026, the Company recorded $13.9 million of business combination charges. Cost of sales included $8.7 million of charges primarily related to the floor model transition associated with the refinement of Mattress Firm's multi-branded merchandising plan. Operating expenses included $6.6 million of professional fees and restructuring costs. Other income, net also included a benefit of $3.4 million resulting from the acquisition of Mattress Firm, offset by $2.0 million of charges related to Mattress Firm store refreshes. (2) In the first quarter of 2026, the Company recorded $8.6 million of charges, including $6.1 million of legal fees and $2.5 million of customer-related charges. (3) In the first quarter of 2026, the Company recorded $3.6 million of transaction costs, primarily associated with legal and professional fees related to the proposed acquisition of Leggett & Platt. In the first quarter of 2025, the Company recorded $51.9 million of transaction costs associated with legal and professional fees related to the Mattress Firm acquisition. (4) In the first quarter of 2025, the Company recognized $114.2 million of acquisition-related costs following the Mattress Firm Acquisition. Cost of sales included $95.4 million, primarily related to one-time business combination accounting and purchase price allocation adjustments. Operating expenses included $18.8 million of professional fees and restructuring costs. (5) In the first quarter of 2025, the Company incurred $6.8 million of transaction-related interest expense, net of interest income, related to the Term B Loan drawn and held in escrow. The proceeds of the Term B Loan were released upon the closing of the acquisition of Mattress Firm on February 5, 2025. (6) In the first quarter of 2025, the Company recorded $3.5 million of supply chain transition costs associated with the consolidation of certain manufacturing facilities, with $1.9 million recorded in cost of sales and $1.6 million recorded in operating expenses. (7) Adjusted income tax provision represents the tax effects associated with the aforementioned items and other non-recurring discrete items.

45 TTM ADJUSTED NET INCOME2 AND ADJUSTED EPS2 *For a reconciliation net income to adjusted net income and adjusted EPS in prior reporting periods, please refer to the Company’s SEC filings. (1) In the trailing twelve months ended March 31, 2026, the Company recorded $67.7 million of business combination charges primarily related to the floor model transition associated with the refinement of Mattress Firm's multi-branded merchandising plan, professional fees and restructuring costs. (2) In the trailing twelve months ended March 31, 2026, the Company recorded a $13.9 million loss on disposal of business, net of proceeds of $9.0 million, associated with the divestiture of 73 Mattress Firm stores and the Sleep Outfitters subsidiary. (3) In the trailing twelve months ended March 31, 2026, the Company recorded $10.5 million of disposition-related costs, primarily related to retail store transition costs incurred for the divestiture to Mattress Warehouse. (4) In the trailing twelve months ended March 31, 2026, the Company recorded $8.6 million of charges, including $6.1 million of legal fees and $2.5 million of customer-related charges. (5) In the trailing twelve months ended March 31, 2026, the Company recorded $8.6 million of supply chain transition costs associated with the consolidation of certain manufacturing facilities. (6) In the trailing twelve months ended March 31, 2026, the Company recorded $7.7 million of transaction costs primarily related to the Mattress Firm acquisition and related divestitures, and the proposed acquisition of Leggett & Platt. (7) In the trailing twelve months ended March 31, 2026, the Company recorded $6.2 million of impairment charges related to certain cloud-based computing arrangements. (8) Adjusted income tax provision represents the tax effects associated with the aforementioned items and other non-recurring discrete items. Trailing Twelve Months Ended (in millions, except per common share amounts) March 31, 2026 Net income $ 521.4 Business combination charges (1) 67.7 Loss on disposal of business (2) 13.9 Disposition-related costs (3) 10.5 Legal and other charges (4) 8.6 Supply chain transition costs (5) 8.6 Transaction costs (6) 7.7 Cloud-based computing arrangements impairment (7) 6.2 Adjusted income tax provision (8) (51.9) Total adjustments $ 71.3 Adjusted net income $ 592.7 Adjusted earnings per share, diluted $ 2.79

QTD ADJUSTED EBITDA[2]

	Three Months Ended	
(in millions)	**March 31, 2026**	**March 31, 2025**
Net income (loss)	$ 104.2	$ (33.1)
Interest expense, net	60.0	54.5
Transaction-related interest expense, net [(1)]	—	6.8
Income tax provision (benefit)	33.4	(16.5)
Depreciation and amortization	73.1	66.6
EBITDA	$ 270.7	$ 78.3
Adjustments:		
Business combination charges [(2)]	13.9	—
Legal and other charges [(3)]	8.6	—
Transaction costs [(4)]	3.6	51.9
Acquisition-related costs [(5)]	—	114.2
Supply chain transition costs [(6)]	—	3.5
Adjusted EBITDA	$ 296.8	$ 247.9

(1) In the first quarter of 2025, the Company incurred $6.8 million of transaction-related interest expense, net of interest income, related to the Term B Loan drawn and held in escrow. The proceeds of the Term B Loan were released upon the closing of the acquisition of Mattress Firm on February 5, 2025.

(2) In the first quarter of 2026, the Company recorded $13.9 million of business combination charges. Cost of sales included $8.7 million of charges primarily related to the floor model transition associated with the refinement of Mattress Firm's multi-branded merchandising plan. Operating expenses included $6.6 million of professional fees and restructuring costs. Other income, net also included a benefit of $3.4 million resulting from the acquisition of Mattress Firm, offset by $2.0 million of charges related to Mattress Firm store refreshes.

(3) In the first quarter of 2026, the Company recorded $8.6 million of charges, including $6.1 million of legal fees and $2.5 million of customer-related charges.

(4) In the first quarter of 2026, the Company recorded $3.6 million of transaction costs, primarily associated with legal and professional fees related to the proposed acquisition of Leggett & Platt. In the first quarter of 2025, the Company recorded $51.9 million of transaction costs associated with legal and professional fees related to the Mattress Firm acquisition.

(5) In the first quarter of 2025, the Company recognized $114.2 million of acquisition-related costs following the Mattress Firm Acquisition. Cost of sales included $95.4 million, primarily related to one-time business combination accounting and purchase price allocation adjustments. Operating expenses included $18.8 million of professional fees and restructuring costs.

(6) In the first quarter of 2025, the Company recorded $3.5 million of supply chain transition costs associated with the consolidation of certain manufacturing facilities, with $1.9 million recorded in cost of sales and $1.6 million recorded in operating expenses.

*For a reconciliation net income to EBITDA and Adjusted EBITDA in prior reporting periods, please refer to the Company's SEC filings.

SOMNIGROUP 46

47 TTM ADJUSTED EBITDA2 *For a reconciliation net income to EBITDA and Adjusted EBITDA in prior reporting periods, please refer to the Company’s SEC filings. Trailing Twelve Months Ended (in millions) March 31, 2026 Net income $ 521.4 Interest expense, net 266.6 Income tax provision 145.6 Depreciation and amortization 298.1 EBITDA $ 1,231.7 Adjustments: Business combination charges (1) 67.7 Loss on disposal of business (2) 13.9 Disposition-related costs (3) 10.5 Legal and other charges (4) 8.6 Supply chain transition costs (5) 8.6 Transaction costs (6) 7.7 Cloud-based computing arrangements impairment (7) 6.2 Adjusted EBITDA $ 1,354.9 Income from unrestricted subsidiary (8) (0.9) Future cost synergies to be realized from Mattress Firm acquisition (9) 100.0 Adjusted EBITDA per credit facility $ 1,454.0 Consolidated indebtedness less netted cash $ 4,467.1 Ratio of consolidated indebtedness less netted cash to adjusted EBITDA 3.07 times

48 TTM ADJUSTED EBITDA2 *For a reconciliation net income to EBITDA and Adjusted EBITDA in prior reporting periods, please refer to the Company’s SEC filings. (1) In the trailing twelve months ended March 31, 2026, the Company recorded $67.7 million of business combination charges primarily related to the floor model transition associated with the refinement of Mattress Firm's multi-branded merchandising plan, professional fees and restructuring costs. (2) In the trailing twelve months ended March 31, 2026, the Company recorded a $13.9 million loss on disposal of business, net of proceeds of $9.0 million, associated with the divestiture of 73 Mattress Firm stores and the Sleep Outfitters subsidiary. (3) In the trailing twelve months ended March 31, 2026, the Company recorded $10.5 million of disposition-related costs, primarily related to retail store transition costs incurred for the divestiture to Mattress Warehouse. (4) In the trailing twelve months ended March 31, 2026, the Company recorded $8.6 million of charges, including $6.1 million of legal fees and $2.5 million of customer- related charges. (5) In the trailing twelve months ended March 31, 2026, the Company recorded $8.6 million of supply chain transition costs associated with the consolidation of certain manufacturing facilities. (6) In the trailing twelve months ended March 31, 2026, the Company recorded $7.7 million of transaction costs primarily related to the Mattress Firm acquisition and related divestitures, and the proposed acquisition of Leggett & Platt. (7) In the trailing twelve months ended March 31, 2026, the Company recorded $6.2 million of impairment charges related to certain cloud-based computing arrangements. (8) A subsidiary in the Tempur Sealy North America business segment was accounted for as held for sale and designated as an unrestricted subsidiary under the 2023 Credit Agreement. Therefore, this subsidiary's financial results were excluded from our adjusted financial measures for covenant compliance purposes. (9) For the year ended 2025, the Company is permitted to include $100.0 million of future cost synergies expected to be realized in connection with acquisitions for the purpose of calculating adjusted EBITDA in accordance with the 2023 Credit Agreement.

49 LEVERAGE2 RECONCILIATION *For a reconciliation of leverage to consolidated indebtedness less netted cash in prior reporting periods, please refer to the Company’s SEC filings. (1) We present deferred financing costs as a direct reduction from the carrying amount of the related debt in the Condensed Consolidated Balance Sheets. For purposes of determining total debt for financial covenant purposes, the Company has added these costs back to total debt, net as calculated per the Condensed Consolidated Balance Sheets. (2) Netted cash includes cash and cash equivalents for domestic and foreign subsidiaries designated as restricted subsidiaries in the 2023 Credit Agreement. (in millions) March 31, 2026 Total debt, net $ 4,548.5 Plus: Deferred financing costs (1) 29.4 Total debt 4,577.9 Less: Netted cash (2) 110.8 Consolidated indebtedness less netted cash $ 4,467.1

50 FOOTNOTES 1 Management estimates, informed by equity research notes and other industry reports 2 Adjusted net income, EBITDA, adjusted EBITDA, adjusted EBITDA per credit facility, adjusted EPS, leverage, and free cash flow are non-GAAP financial measures. Please refer to the “Use of Non-GAAP Financial Measures Information” on a previous slide for more information regarding the definitions of adjusted net income, EBITDA, adjusted EBITDA, adjusted EPS, leverage, and free cash flow, including the adjustments (as applicable) from the corresponding GAAP information. Please refer to “Forward-Looking Statements” and “Limitations on Guidance” on a previous slide 3 Website visitors is defined as the number of website users, identified by internet protocol addresses and devices that have initiated at least one session on the referenced website during the period 4 Based on and supplemental to the Company’s financial targets provided in the press release dated May 7, 2026, and the related earnings call on May 7, 2026, and the long-term perspective provided in the press release dated February 17, 2026, and the related earnings call on February 17, 2026. Please refer to “Forward-Looking Statements” and “Limitations on Guidance.” The Company is unable to reconcile forward‐looking adjusted EPS, a non‐GAAP financial measure, to EPS, its most directly comparable forward‐looking GAAP financial measure, without unreasonable efforts, because the Company is currently unable to predict with a reasonable degree of certainty the type and extent of certain items that would be expected to impact EPS in 2026 or beyond 5 Any financial information included in this presentation for Mattress Firm prior to the acquisition date of February 5, 2025, is based on Mattress Firm’s historical financial reporting and has not been audited by the Company or the Company’s accountants